UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 11, 2017

NORTH EUROPEAN OIL ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Commission File No. 1-8245

Delaware
(State of organization)

22-2084119
IRS Employer I.D. No.

Suite 19A, 43 West Front Street, Red Bank, NJ 07701
(Address of principal executive offices)

(732) 741-4008
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On August 11, 2017, North European Oil Royalty Trust issued a press release via PR Newswire announcing the Trust's net income for the third quarter of fiscal 2017. Furnished herewith is a copy of the press release, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.    A press release dated August 11, 2017 and disseminated through PR Newswire announcing the net income for North European Oil Royalty Trust for the third quarter of fiscal 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST

(Registrant)

/s/ John R. Van Kirk

John R. Van Kirk

Managing Director

August 14, 2017